Exhibit 99.2
SUMMARY OF RECLASSIFICATIONS DUE TO CHANGE IN ACCOUNTING POLICY
During the first quarter of 2026, the company elected to early adopt ASU 2025-10, Accounting for Government Grants Received by Business Entities. Concurrently, the company elected to change its accounting policy related to the recognition of Section 45Z clean fuel production tax credits. The change in accounting policy results in the recognition of Section 45Z clean fuel production tax credits by analogy under the income model of ASU 2025-10, which results in a reduction of cost of goods sold in the statements of operations and recognition as production tax credits on the consolidated balance sheets. The company previously recorded the credits under ASC 740, Accounting for Income Taxes, which resulted in recognition within income tax benefit in the statements of operations and deferred income taxes, net in the consolidated balance sheets. The company determined that the income model under ASU 2025-10 is preferable because it better reflects the financial benefit of Section 45Z clean fuel production tax credits netted against the costs to produce the low-carbon fuels that the tax legislation was meant to incentivize. The company determined that retrospective adjustment to prior period financials is required. No Section 45Z clean fuel production tax credits were recognized during the first or second quarters of 2025, so no adjustments were made in the statements of operations; however, the company has reclassified balances previously reported as deferred income taxes, net, and other long-term liabilities to production tax credits on the consolidated balance sheets as of December 31, 2025.
The company has included the adjusted consolidated balance sheets as of December 31, 2025 and consolidated statements of operations for the three months ended September 30, 2025 and December 31, 2025 and for the year ended December 31, 2025 below to disclose the impact to each period presented to conform to the presentation under the new accounting policy. Also included are the adjustments to the non-GAAP reconciliations of (1) net income to adjusted EBITDA and (2) segment EBITDA to adjusted EBITDA for the three months ended September 30, 2025 and December 31, 2025 and for the year ended December 31, 2025.

GREEN PLAINS INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2025
	As Adjusted	As Previously Reported
ASSETS
Current assets
Cash and cash equivalents	$182,319	$182,319
Restricted cash	47,813	47,813
Accounts receivable, net of allowances	74,374	74,374
Inventories	148,095	148,095
Production tax credits	40,328	—
Prepaid expenses and other	18,117	18,117
Derivative financial instruments	11,494	11,494
Total current assets	522,540	482,212
Property and equipment, net	957,256	957,256
Operating lease right-of-use assets	63,849	63,849
Deferred income taxes, net	—	33,837
Other assets	41,242	41,242
Total assets	$1,584,887	$1,578,396

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$134,912	$134,912
Accrued and other liabilities	66,828	66,828
Derivative financial instruments	7,901	7,901
Operating lease current liabilities	21,557	21,557
Short-term notes payable and other borrowings	33,584	33,584
Current maturities of long-term debt	3,924	3,924
Total current liabilities	268,706	268,706
Long-term debt	361,992	361,992
Operating lease long-term liabilities	43,648	43,648
Carbon equipment liabilities	104,217	104,217
Other liabilities	34,353	27,862
Total liabilities	812,916	806,425

Stockholders' equity
Common stock	76	76
Additional paid-in capital	1,267,839	1,267,839
Retained deficit	(439,576)	(439,576)
Accumulated other comprehensive loss	(618)	(618)
Treasury stock	(61,474)	(61,474)
Total Green Plains stockholders' equity	766,247	766,247
Noncontrolling interests	5,724	5,724
Total stockholders' equity	771,971	771,971
Total liabilities and stockholders' equity	$1,584,887	$1,578,396

GREEN PLAINS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended				Twelve Months Ended
	September 30, 2025		December 31, 2025		December 31, 2025
	As Adjusted	As Previously Reported	As Adjusted	As Previously Reported	As Adjusted	As Previously Reported

Revenues	$508,487	$508,487	$428,849	$428,849	$2,091,680	$2,091,680

Costs and expenses
Cost of goods sold	429,800	456,321	361,059	388,698	1,900,594	1,954,754
Selling, general and administrative expenses	29,335	29,335	22,861	22,861	122,713	122,713
(Gain) loss on sale of assets, net	(36,006)	(36,006)	427	427	(31,535)	(31,535)
Depreciation and amortization expenses	24,968	24,968	23,519	23,519	98,434	98,434
Impairment of assets held for sale	—	—	3,838	3,838	14,562	14,562
Total costs and expenses	448,097	474,618	411,704	439,343	2,104,768	2,158,928
Operating income (loss)	60,390	33,869	17,145	(10,494)	(13,088)	(67,248)

Other income (expense)
Interest income	1,089	1,089	1,454	1,454	4,180	4,180
Interest expense	(47,763)	(47,763)	(6,093)	(6,093)	(76,668)	(76,668)
Other, net	(2,673)	(2,673)	146	146	(4,081)	(4,081)
Total other expense	(49,347)	(49,347)	(4,493)	(4,493)	(76,569)	(76,569)
Income (loss) before income taxes and income (loss) from equity method investees	11,043	(15,478)	12,652	(14,987)	(89,657)	(143,817)
Income tax benefit (expense)	(883)	25,638	869	28,508	(2,414)	51,746
Income (loss) from equity method investees, net of income taxes	814	814	(627)	(627)	(28,929)	(28,929)
Net income (loss)	10,974	10,974	12,894	12,894	(121,000)	(121,000)
Net income (loss) attributable to noncontrolling interests	(952)	(952)	954	954	278	278
Net income (loss) attributable to Green Plains	$11,926	$11,926	$11,940	$11,940	$(121,278)	$(121,278)

Earnings per share
Net income (loss) attributable to Green Plains - basic	$0.17	$0.17	$0.17	$0.17	$(1.80)	$(1.80)
Net income (loss) attributable to Green Plains - diluted	$0.17	$0.17	$0.17	$0.17	$(1.80)	$(1.80)

Weighted average shares outstanding
Basic	69,855	69,855	69,482	69,482	67,496	67,496
Diluted	77,869	77,869	73,619	73,619	67,496	67,496

GREEN PLAINS INC.
RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(in thousands)

	Three Months Ended				Twelve Months Ended
	September 30, 2025		December 31, 2025		December 31, 2025
	As Adjusted	As Previously Reported	As Adjusted	As Previously Reported	As Adjusted	As Previously Reported

Net income (loss)	$10,974	$10,974	$12,894	$12,894	$(121,000)	$(121,000)
Interest expense	47,763	47,763	6,093	6,093	76,668	76,668
Income tax expense (benefit), net of equity method income taxes	890	(25,631)	(868)	(28,508)	1,742	(52,419)
Depreciation and amortization expenses	24,968	24,968	23,519	23,519	98,434	98,434
EBITDA	84,595	58,074	41,638	13,998	55,844	1,683
Restructuring costs	2,709	2,709	2,526	2,526	24,341	24,341
Loss (gain) on sale of assets, net	(36,006)	(36,006)	427	427	(31,535)	(31,535)
Impairment of assets held for sale	—	—	3,838	3,838	14,562	14,562
Other expense	2,025	2,025	—	—	2,025	2,025
45Z production tax credits	—	26,521	—	27,640	—	54,161
(Gain) loss on sale of equity method investment	(800)	(800)	669	669	26,856	26,856
Proportional share of EBITDA adjustments to equity method investees	45	45	45	45	1,918	1,918
Adjusted EBITDA	$52,568	$52,568	$49,143	$49,143	$94,011	$94,011

GREEN PLAINS INC.
RECONCILIATION OF SEGMENT EBITDA TO ADJUSTED EBITDA
(in thousands)

	Three Months Ended				Twelve Months Ended
	September 30, 2025		December 31, 2025		December 31, 2025
	As Adjusted	As Previously Reported	As Adjusted	As Previously Reported	As Adjusted	As Previously Reported

Ethanol production	$55,185	$28,664	$42,647	$15,007	$87,408	$33,247
Agribusiness and energy services	6,665	6,665	10,812	10,812	25,661	25,661
Corporate activities	22,745	22,745	(11,821)	(11,821)	(57,225)	(57,225)
EBITDA	84,595	58,074	41,638	13,998	55,844	1,683
Restructuring costs	2,709	2,709	2,526	2,526	24,341	24,341
Loss (gain) on sale of assets, net	(36,006)	(36,006)	427	427	(31,535)	(31,535)
Impairment of assets held for sale	—	—	3,838	3,838	14,562	14,562
Other expense	2,025	2,025	—	—	2,025	2,025
45Z production tax credits	—	26,521	—	27,640	—	54,161
(Gain) loss on sale of equity method investment	(800)	(800)	669	669	26,856	26,856
Proportional share of EBITDA adjustments to equity method investees	45	45	45	45	1,918	1,918
Adjusted EBITDA	$52,568	$52,568	$49,143	$49,143	$94,011	$94,011

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